UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant [ ]	Filed by a Party other than the Registrant [x]

Check the appropriate box:

[x] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

Tejon Ranch Co.

(Name of Registrant as Specified in Its Charter)

Special Opportunities Fund, Inc.

c/o Bulldog Investors, LLP

Attn: Phillip Goldstein

250 Pehle Avenue, Suite 708

Saddle Brook, NJ 07663

Cell: 914 260-8248

Fax: 201 556-0097

Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

With respect to the PREC14A filing made under Special Opportunities Fund on March 28, 2025 (accession number 0001398344-25-006142), please note that such filing was made in error under such Registrant. A corrected filing has been made under the proper Registrant.